UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

Lorillard, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Green Valley Road

Greensboro, North Carolina 27408-7018

(Address of principal executive offices, including zip code)

(336) 335-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 26, 2015, Lorillard, Inc. (“Lorillard”) issued a press release confirming the appointment of David Taylor, its Executive Vice President, Finance and Planning, and Chief Financial Officer, as Chief Executive of ITG Brands, LLC (“ITG Brands”), a newly formed subsidiary of Imperial Tobacco Group, PLC, upon the closing of Lorillard’s pending merger with Reynolds American Inc. (“RAI”) and RAI’s divestiture of certain brands to ITG Brands. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”).

The information disclosed under this Item 8.01 of this Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

By:	/s/ Ronald S. Milstein
Ronald S. Milstein
Executive Vice President, Legal and External Affairs, General Counsel and Secretary

Dated: February 26, 2015